Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

Offer To Purchase Up to 20,700,000 Public Warrants

To Purchase Shares of Class A Common Stock

Par Value $0.0001 Per Share

Of

PURE ACQUISITION CORP.

At a Purchase Price of $1.00 In Cash Per Public Warrant

THE OFFER (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON OCTOBER 10, 2019, OR SUCH LATER TIME AND DATE TO WHICH THE OFFEROR MAY EXTEND. PUBLIC WARRANTS OF THE COMPANY TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW).

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail: One State Street, 30th Floor New York, NY 10004 Attn: Corporate Actions/Pure Warrant Tender	By Overnight or Hand Delivery: One State Street, 30th Floor New York, NY 10004 Attn: Corporate Actions/Pure Warrant Tender

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF PUBLIC WARRANTS, AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE HOLDER OF PUBLIC WARRANTS HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL, THE TENDERED PUBLIC WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

HighPeak Energy Partners II, LP (the “Offeror”), a Delaware limited partnership, has delivered to the undersigned a copy of the Offer to Purchase dated September 12, 2019 (the “Offer to Purchase”) and this letter of transmittal (as it may be supplemented and amended from time to time, this “Letter of Transmittal”), which together set forth the offer of the Offeror to purchase up to 20,700,000 outstanding warrants (the “Public Warrants”) to purchase shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) of Pure Acquisition Corp., a Delaware corporation (the “Company”), each of which was sold as part of the units issued in the Company’s initial public offering which closed on April 17, 2018 (the “IPO”), at a purchase price of $1.00 in cash per Public Warrant (the “Offer”).

This Offer is being made to all holders of Public Warrants. As of September 12, 2019, there were 20,700,000 Public Warrants outstanding. Pursuant to the Offer, the Offeror is offering to purchase up to an aggregate of 20,700,000 Public Warrants at a purchase price of $1.00 per Public Warrant.

The Public Warrants are listed on the Nasdaq Capital Market (the “Nasdaq”) under the symbol “PACQW.” The Public Warrants are governed by the Warrant Agreement, dated as of April 12, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”).

The Offer is made solely upon the terms and conditions in the Offer to Purchase and in this Letter of Transmittal. The Offer will be open until 11:59 p.m., Eastern Time, on October 10, 2019, or such later time and date to which the Offeror may extend (the period during which the Offer is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”).

Each holder of Public Warrants whose Public Warrants are purchased pursuant to the Offer will receive a payment of $1.00 in cash per Public Warrant tendered. Any holder of Public Warrants that participates in the Offer may tender some or all of its Public Warrants for purchase.

The Offeror may withdraw the Offer only if the conditions to the Offer are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, the Offeror will return the tendered Public Warrants to the holders.

This Letter of Transmittal is to be used to accept the Offer if the applicable Public Warrants are to be tendered by effecting a book-entry transfer into the Depositary’s account at the Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Except in instances where a holder intends to tender Public Warrants through ATOP, the holder should complete, execute and deliver this Letter of Transmittal to indicate the action it desires to take with respect to the Offer.

Holders of Public Warrants tendering Public Warrants by book-entry transfer to the Depositary’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an “Agent’s Message” to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the Agent’s Message.

As used in this Letter of Transmittal with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name Public Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Public Warrants.

THE OFFER IS NOT MADE TO THOSE HOLDERS OF PUBLIC WARRANTS WHO RESIDE IN ANY JURISDICTION WHERE AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.

PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL BEGINNING ON PAGE 9 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL.

DESCRIPTION OF PUBLIC WARRANTS TENDERED

List below the Public Warrants to which this Letter of Transmittal relates. If the space below is inadequate, list the registered Public Warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal.

Name(s) and Address(es) of Registered Holder(s) of Public Warrants	Number of Public Warrants Tendered

Total:

☐

CHECK HERE IF THE PUBLIC WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By crediting the Public Warrants to the Depositary’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer, including, if applicable, transmitting to the Depositary an Agent’s Message in which the holder of the Public Warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Public Warrants all provisions of this Letter of Transmittal applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Pure Acquisition Corp.
c/o Continental Stock Transfer & Trust Company, as the Depositary
One State Street, 30th Floor

New York, NY 10004
Attn: Corporate Actions/Pure Warrant Tender

Upon and subject to the terms and conditions set forth in the Offer to Purchase and in this Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby:

(i)	tenders to the Offeror for purchase, pursuant to the Offer, the number of Public Warrants indicated above under “Description of Public Warrants Tendered—Number of Public Warrants Tendered;”

(ii)	subscribes to the purchase price of $1.00 per Public Warrant tendered pursuant to the Offer; and

Except as stated in the Offer to Purchase, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Depositary in accordance with the specific withdrawal procedures set forth in the Offer to Purchase.

If the undersigned holds Public Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of  “Instructions Form” in the form attached to the “Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees,” which was sent to the undersigned by the Offeror with this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

If the undersigned is not the registered holder of the Public Warrants indicated under “Description of Public Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of Public Warrants held through DTC, the DTC participant for whose account such Public Warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such Public Warrants on behalf of the holder thereof, and such proxy is being delivered to the Depositary with this Letter of Transmittal.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal, Public Warrants properly tendered and not withdrawn that are accepted for purchase will be purchased at the purchase price of $1.00 per Public Warrant tendered. The undersigned understands that, under certain circumstances, the Offeror may not be required to accept any of the Public Warrants tendered (including any Public Warrants tendered after the Expiration Date). If any Public Warrants are not accepted for purchase for any reason or if tendered Public Warrants are withdrawn, such unpurchased or withdrawn Public Warrants will be returned without expense to the tendering holder.

Subject to, and effective upon, the Offeror’s acceptance of the undersigned’s tender of Public Warrants for purchase pursuant to the Offer as indicated under “Description of Public Warrants Tendered — Number of Public Warrants Tendered” above, the undersigned hereby:

(i)

assigns and transfers to, or upon the order of, the Offeror, all rights, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Public Warrants;

(ii)	waives any and all rights with respect to such Public Warrants (except as to any claims of such holder under Federal securities laws and the rules and regulations thereunder);

(iii)

releases and discharges the Offeror from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such Public Warrants (except as to any claims of such holder under Federal securities laws and the rules and regulations thereunder);

(iv)	acknowledges that the Offer is discretionary and may be extended, modified, suspended or terminated by the Offeror as provided in the Offer to Purchase; and

(v)	acknowledges the future value of the Public Warrants is unknown and cannot be predicted with certainty.

The undersigned understands that tenders of Public Warrants pursuant to any of the procedures described in the Offer to Purchase and in the instructions in this Letter of Transmittal, if and when accepted by the Offeror, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

Effective upon acceptance for purchase, the undersigned hereby irrevocably constitutes and appoints the Depositary, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Public Warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(i)	transfer ownership of such Public Warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;

(ii)	present such Public Warrants for transfer of ownership on the books of the Company;

(iii)

cause ownership of such Public Warrants to be transferred to, or upon the order of, the Company, on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Public Warrants;

all in accordance with the terms of the Offer, as described in the Offer to Purchase and this Letter of Transmittal.

The undersigned hereby represents, warrants and agrees that:

(i)	the undersigned has full power and authority to tender the Public Warrants tendered hereby and to sell, exchange, assign and transfer all right, title and interest in and to such Public Warrants;

(ii)	the undersigned has full power and authority to receive cash payment for tendered Public Warrants pursuant to the Offer;

(iii)

the undersigned has good, marketable and unencumbered title to the Public Warrants tendered hereby, and upon acceptance of such Public Warrants by the Offeror for purchase pursuant to the Offer, the Offeror will acquire good, marketable and unencumbered title to such Public Warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations of any kind, and not subject to any adverse claim;

(v)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Offeror or the Depositary to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)	the undersigned has received and reviewed the Offer to Purchase and this Letter of Transmittal;

(vii)

the undersigned acknowledges that none of the Offeror, the information agent, the Depositary, the dealer manager or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to the undersigned with respect to the Company, the Offer, or the Public Warrants, other than the information included in the Offer to Purchase (as amended or supplemented prior to the Expiration Date);

(viii)	the terms and conditions of the Offer to Purchase shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly;

(ix)	the undersigned understands that tenders of Public Warrants pursuant to the Offer and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer;

(x)	the undersigned is voluntarily participating in the Offer; and

(xi)	the undersigned agrees to all of the terms of the Offer.

Unless otherwise indicated under “Special Issuance Instructions” below, the Offeror will issue in the name(s) of the undersigned as indicated under “Description of Public Warrants Tendered” above, the cash payment (less the amount of any federal income or backup withholding tax required to be withheld) to which the undersigned is entitled pursuant to the terms of the Offer in respect of the Public Warrants tendered and purchased pursuant to this Letter of Transmittal. If the “Special Issuance Instructions” below are completed, the Offeror will issue cash payment in the name of the person or account indicated under “Special Issuance Instructions.”

The undersigned agrees that the Offeror has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal to effect the transfer of any Public Warrants from the holder(s) thereof if the Offeror does not accept for purchase any of the Public Warrants tendered pursuant to this Letter of Transmittal.

The acknowledgments, representations, warranties and agreements of the undersigned in this Letter of Transmittal will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer. The authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors (including tax advisors) as to the consequences of participating or not participating in the Offer.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS, INCLUDING INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if the cash payment issued pursuant to the Offer for Public Warrants tendered hereby and any Public Warrants delivered to the Depositary herewith but not tendered and purchased pursuant to the Offer, are to be issued in the name of someone other than the undersigned. Issue all such payments untendered Public Warrants to:

Name:

Address:
(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE) (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE (SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the Public Warrants indicated in the table above entitled “Description of Public Warrants Tendered.”

SIGNATURES REQUIRED Signature(s) of Registered Holder(s) of Public Warrants

X

X

Date:

(The above lines must be signed by the registered holder(s) of Public Warrants as the name(s) appear(s) on the Public Warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Public Warrants to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Offeror, submit evidence satisfactory to the Offeror of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal.)

Name:

Capacity:

Address:

Area Code and Telephone Number:

(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE)

GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)

Certain signatures must be guaranteed by Eligible Institution. Signature(s) guaranteed by an Eligible Institution:

Authorized Signature

Title

Name of Firm

Address, Including Zip Code

Area Code and Telephone Number
Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.           Delivery of Letter of Transmittal and Public Warrants. This Letter of Transmittal is to be used only if tenders of Public Warrants are to be made by book-entry transfer to the Depositary’s account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.

Public Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer to Purchase. In order for Public Warrants to be validly tendered by book-entry transfer, the Depositary must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)	timely confirmation of the transfer of such Public Warrants to the Depositary’s account at DTC (a “Book-Entry Confirmation”);

(ii)

either a properly completed and duly executed Letter of Transmittal, or a properly transmitted “Agent’s Message” if the tendering holder of Public Warrants has not delivered a Letter of Transmittal; and

(iii)	any other documents required by this Letter of Transmittal.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC purchasing the Public Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

Delivery of a Letter of Transmittal to the Offeror or DTC will not constitute valid delivery to the Depositary. No Letter of Transmittal should be sent to the Offeror or DTC.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, TENDERED PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF PUBLIC WARRANTS, AND EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE HOLDER OF PUBLIC WARRANTS HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL, THE TENDERED PUBLIC WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Offeror nor the Depositary is under any obligation to notify any tendering holder of the Offeror’s acceptance of tendered Public Warrants.

2.     Guaranteed Delivery. Holders of Public Warrants desiring to tender Public Warrants pursuant to the Offer but whose Public Warrants cannot otherwise be delivered with all other required documents to the Depositary prior to the Expiration Date may nevertheless tender Public Warrants, as long as all of the following conditions are satisfied:

(i)	the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);

(ii)

a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Offeror to the undersigned with this Letter of Transmittal (with any required signature guarantees) must be received by the Depositary, at its address set forth in this Letter of Transmittal, prior to the Expiration Date; and

(iii)

a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Public Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within two days that the Nasdaq is open for trading after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

A holder of Public Warrants may deliver the Notice of Guaranteed Delivery by facsimile transmission or mail to the Depositary.

Except as specifically permitted by the Offer to Purchase, no alternative or contingent purchases will be accepted.

3.     Signatures on Letter of Transmittal and other Documents. For purposes of the tender procedures set forth in this Letter of Transmittal, the term “registered holder” means any person in whose name Public Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Public Warrants.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Offeror, must submit to the Depositary proper evidence satisfactory to the Offeror of the authority so to act.

4.     Guarantee of Signatures. No signature guarantee is required if:

(i)	this Letter of Transmittal is signed by the registered holder of the Public Warrants and such holder has not completed the box entitled “Special Issuance Instructions”; or

(ii)

such Public Warrants are tendered for the account of an Eligible Institution. An “Eligible Institution” is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL BY COMPLETING AND SIGNING THE TABLE ENTITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.

5.     Public Warrants Tendered. Any holder of Public Warrants who chooses to participate in the Offer may tender some or all of such holder’s Public Warrants pursuant to the terms of the Offer.

6.     Inadequate Space. If the space provided under “Description of Public Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of Public Warrants being delivered herewith, and number of such Public Warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

7.     Validity of Tenders. All questions as to the number of Public Warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Public Warrants will be determined by the Offeror in its sole discretion, which determinations shall be final and binding on all parties. The Offeror reserves the absolute right to reject any or all tenders of Public Warrants it determines not to be in proper form or to reject those Public Warrants, the acceptance of which may, in the opinion of the Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any particular Public Warrant, whether or not similar defects or irregularities are waived in the case of other tendered Public Warrants. The Offeror’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Public Warrants must be cured within such time as the Offeror shall determine. None of the Offeror, the Depositary, the information agent, the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Public Warrants, and none of them will incur any liability for failure to give any such notice. Tenders of Public Warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any Public Warrants received by the Depositary that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. Holders of Public Warrants who have any questions about the procedure for tendering Public Warrants in the Offer should contact the information agent at the address and telephone number indicated herein.

8.     Waiver of Conditions. The Offeror reserves the absolute right to waive any condition, other than as described in the section of the Offer to Purchase entitled “The Offer— General Terms — Conditions to the Offer.”

9.     Withdrawal. Tenders of Public Warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Offer to Purchase entitled “The Offer  — Withdrawal Rights.” Holders of Public Warrants can withdraw tendered Public Warrants at any time prior to the Expiration Date, and Public Warrants that the Offeror has not accepted for purchase by October 10, 2019, may thereafter be withdrawn at any time after such date until such Public Warrants are accepted by the Offeror for purchase pursuant to the Offer. Except as otherwise provided in the Offer to Purchase, in order for the withdrawal of Public Warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Offer to Purchase entitled “The Offer  — Withdrawal Rights” must be timely received from the holder by the Depositary at its address stated herein, together with any other information required as described in such section of the Offer to Purchase. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Offeror, in its reasonable discretion, and its determination shall be final and binding. None of the Offeror, the Depositary, the information agent, the dealer manager or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any Public Warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer. However, at any time prior to the Expiration Date, a holder of Public Warrants may re-tender withdrawn Public Warrants by following the applicable procedures discussed in the Offer to Purchase and this Letter of Transmittal.

10.     Important Tax Information and Form W-9. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 24% of the gross proceeds payable to a Public Warrant holder or other payee pursuant to the Offer must be withheld and remitted to the Internal Revenue Service (the “IRS”), unless the Public Warrant holder or other payee provides its taxpayer identification number (employer identification number or social security number) to the Depositary (as payor) and certifies under penalties of perjury that the number is correct and that the Public Warrant holder is exempt from backup withholding or otherwise establishes an exemption. Therefore, each tendering Public Warrant holder that is a U.S. Holder (as defined in “The Offer—Section 10. Material U.S. Federal Income Tax Consequences” of the Offer to Purchase) should complete and sign the Form W-9 included as part of this Letter of Transmittal in order to provide the information and certification necessary to avoid backup withholding. If a U.S. holder provides the Depositary with an incorrect taxpayer identification number, the U.S. holder may be subject to penalties imposed by the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS in accordance with its refund procedures. Certain “exempt recipients” (including, among others, all corporations and certain Non-U.S. Holders, as defined in “The Offer—Section 10. Material U.S. Federal Income Tax Consequences” of the Offer to Purchase) are not subject to backup withholding. In order for a non-U.S. holder to qualify as an exempt recipient, that Public Warrant holder must submit to the Depositary an appropriate IRS Form W-8 (or successor form), signed under penalties of perjury, attesting to that Public Warrant holder’s exempt status. This form can be obtained from the Depositary. Backup withholding is not an additional tax and may be credited against U.S. federal income tax payable by a U.S. holder or, if such backup withholding exceeds such amount of tax payable, claimed as a refund.

11.     Questions and Requests for Assistance and Additional Copies. Please direct questions or requests for assistance, or additional copies of the Offer to Purchase, Letter of Transmittal or other materials, in writing to the information agent for the Offer at:

The Information Agent for the Offer is:
Morrow Sodali LLC 470 West Avenue Stamford, Connecticut 06902 Individuals, please call toll-free: (800) 662-5200 Banks and brokerage, please call: (203) 658-9400 Email: PACQ.info@morrowsodali.com

IMPORTANT: THIS LETTER OF TRANSMITTAL, OR THE “AGENT’S MESSAGE” (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL), TOGETHER WITH THE TENDERED PUBLIC WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 11:59 P.M., EASTERN TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE DEPOSITARY BY SUCH DATE.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor
New York, NY 10004
Attention: Corporate Actions/Pure Warrant Tender

Questions or requests for assistance may be directed to the information agent at the address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the information agent. Any holder of Public Warrants may also contact its broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow Sodali LLC
470 West Avenue

Stamford, Connecticut 06902

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

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Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.